SCUDDER GROWTH AND INCOME FUND

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 1999

                           --------------------------

The following modifies the information in "The Fund's Investment Objectives and Policies" section beginning on page 1:

         The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Composite Stock Index (S&P 500 Index"). There can be no assurance that this can be accomplished as it may not be possible to replicate and maintain exactly the composition and relative weightings of the component securities of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.





May 10, 1999